UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05898

Morgan Stanley Prime Income Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	September 30, 2009

Date of reporting period:	March 31, 2009

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Prime Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust's financial statements and a list of Trust investments.

This material must be preceded or accompanied by a prospectus for the trust being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended March 31, 2009

Market Conditions

The period under review included two very divergent quarters — the first, ended December 31, 2008, marked one of the worst technical markets for senior loans as average prices hit a low of $60.33 in December and the S&P Leveraged Loan Index (a benchmark of the senior loan market) lost 22.94 percent during the quarter. That was followed by the quarter ended March 31, 2009, which saw a solid rebound for senior loans as average prices rose to $65.60 and for which the S&P Leveraged Loan Index posted a gain of 9.80 percent.

The primary loan issuance market was virtually non-existent by the end of 2008 due to the severity of the aforementioned selloff, and remained subdued through the first quarter of 2009. Default rates continued to climb and are expected to trend higher as corporate earnings remain pressured due to the many shocks to the economy over the past 18 months as well as the difficult credit market conditions. The industry default rate by principal loan amount increased to 8.02 percent in March 2009 from 1.91 percent in September 2008, while the default rate by number of loans climbed to 6.25 percent as of March 2009 from 3.32 percent in September 2008. In our view, the slowing U.S. economy, driven by the combination of pressures on consumers from lower real estate values, rising unemployment, declining investment values and slowing wages as well as the lower levels of industrial output, will likely continue to pressure corporate earnings in the quarters ahead.

Performance Analysis

For the six-month period ended March 31, 2009, Morgan Stanley Prime Income Trust returned –23.34 percent, assuming no deduction of applicable early withdrawal charges. The Trust's net asset value (NAV) decreased from $7.33 to $5.41 per share during this period. Comparatively, for the same six-month period, the Lipper Loan Participation Funds Average returned –30.34 percent.*

We adhered to our bottom-up research intensive investment approach throughout the period, seeking loans with strong credit fundamentals while maintaining a high level of diversification in the Trust. Individual holdings were spread across a broad array of sectors and the average holding size in the portfolio remained below $3 million. Given the highly volatile environment, we have been even more selective in re-positioning the portfolio, opportunistically lightening or selling out of sectors and industries that are more vulnerable to a weakening economy while adding to positions and sectors that we view as more defensive.

The Trust had a relatively small exposure to financials during the period, which was beneficial as the sector remained under pressure from mortgage-related losses and suffered considerable price deterioration. The Trust had no direct exposure to the subprime mortgage market and we continue to remain cautious on the housing sector in general.

An underweight to the transportation sector, most particularly to auto and airlines, was also additive to performance as the sector has been hard hit by consumer purchasing trends and rising fuel prices. The Trust's holdings in gaming and leisure, however, hindered performance. Slowing economic growth, rising food and energy prices, and higher unemployment have dampened consumers' spending on leisure activities and as a result, defaults in the sector rose and performance declined. Over the course of the reporting period, we added select energy and health care names to the portfolio.

In closing, although it has been a challenging reporting period and volatility is likely to remain elevated, we believe the Trust is well positioned to weather the current cycle and to take advantage of new opportunities as they arise. We will continue to pursue our selective investment approach, focusing on companies with good profit margins, attractive balance sheet characteristics, a demonstrated ability to service their debts, and solid demand for their products and services.

*The Lipper Loan Participation Funds Average tracks the performance of all funds in the Lipper Loan Participation Closed-End Funds classification. The average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.

PORTFOLIO COMPOSITION as of 03/31/09
Senior Loans/Notes	95.5%
Short Term-Investment	4.2
Common Stocks	0.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Portfolio composition data are as a percentage of total investments. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Trust invests, under normal market conditions, at least 80 percent of its total assets in Senior Loans. The Trust may invest up to the remaining 20 percent of its total assets in cash or short-term high quality money market instruments, credit linked deposits, junior debt securities or securities with a lien on collateral that is lower than a senior claim on collateral (collectively, "junior debt securities"), and in loans that hold the most senior position in a borrower's capital structure, but that are not secured by any specific collateral. The Trust may invest without limitation in Senior Loans made to non-U.S. borrowers that are U.S. dollar-denominated and may invest up to 20 percent of its total assets in any combination of non-U.S. dollar denominated Senior Loans or other debt securities.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (b) (104.4%)
	Advertising/Marketing Services (1.3%)
$1,387	Advanstar Communications, Inc.	3.47%	05/31/14	$544,421
5,983	Affinion Group, Inc.	3.02 - 3.75	10/17/12	5,055,713
2,450	Questex Media Group, Inc.	3.50	05/04/14	1,788,196
				7,388,330
	Aerospace & Defense (3.0%)
2,775	Alion Science & Technology Corp.	9.50	02/06/13	1,665,230
1,481	Apptis (DE), Inc.	3.77 - 5.50	12/20/12	1,095,813
521	Avio Investments Spa (Italy)	2.64 - 3.94	12/31/14	290,051
555	Avio Investments Spa (Italy)	3.27 - 4.56	12/13/15	309,207
3,483	Booz Allen Hamilton, Inc.	7.50	07/31/15	3,341,957
3,215	Hawker Beechcraft Acquisition Co., LLC	2.52 - 3.22	03/26/14	1,469,357
846	IAP Worldwide Services, Inc. (e)	8.25	12/30/12	421,652
2,847	ILC Industries, Inc.	2.52	02/24/12	2,358,223
2,271	PGS, Inc.	3.50	02/24/12	1,884,834
2,181	Primus International, Inc.	3.06	06/07/12	1,390,512
793	Sequa Corporation	3.75 - 3.82	12/03/14	440,143
1,945	Wesco Aircraft Hardware Corp.	2.77	09/29/13	1,600,735
1,000	Wesco Aircraft Hardware Corp.	6.27	03/28/14	716,250
				16,983,964
	Airlines (0.5%)
2,614	Sabre Holdings Corp.	2.76 - 3.42	09/30/14	1,387,289
3,141	United Airlines, Inc.	2.56	02/01/14	1,532,746
				2,920,035
	Apparel/Footwear (0.6%)
1,303	Gold Toe Investment Corp.	8.50	10/30/13	656,554
1,000	Gold Toe Investment Corp.	11.75	04/30/14	445,000
995	HanesBrands, Inc.	5.91 - 7.00	09/05/13	953,570
1,000	HBI Branded Apparel Limited, Inc.	4.91	03/05/14	852,500
1,000	Levi Strauss & Co.	2.81	03/27/14	574,500
				3,482,124
	Auto Parts: OEM (1.7%)
1,950	Acument Global Technologies, Inc.	4.72	08/11/13	901,875
1,316	Lear Corp.	3.21 - 3.97	04/25/12	463,590
5,704	Navistar International Corp.	3.77 - 7.03	01/19/12	4,491,667
2,953	Polypore, Inc.	2.48	07/03/14	2,192,384
3,153	Veyance Techonologies, Inc.	3.04	07/31/14	1,233,611
				9,283,127

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Automotive Aftermarket (0.4%)
$3,125	United Components, Inc.	3.50%	06/29/12	$2,179,433
	Beverages: Non-Alcoholic (0.8%)
1,225	Culligan International Co.	2.78 - 3.49	11/24/12	655,375
2,745	DS Waters of America, Inc.	2.81	10/27/12	2,136,472
2,000	DSW Holdings, Inc.	4.56	03/02/12	840,000
860	LJVH Holdings, Inc.	3.72	07/19/14	677,004
				4,308,851
	Broadcast/Media (2.3%)
530	Alpha Topco, Ltd. (United Kingdom)	2.89	12/31/13	231,526
528	Alpha Topco, Ltd. (United Kingdom)	5.31	06/30/14	266,866
4,364	FoxCo Acquisition, LLC	7.25	07/14/15	2,247,386
555	High Plains Broadcasting Operating Co.	7.25	09/14/16	220,806
2,456	NEP II, Inc.	2.77	02/16/14	2,014,103
2,100	Newport Television LLC	8.00	09/14/16	834,615
9,921	Univision Communications, Inc.	2.77	09/29/14	5,202,352
1,857	Weather Channel	7.25	09/12/15	1,808,113
				12,825,767
	Broadcasting (2.4%)
609	Barrington Broadcasting, LLC	5.47 - 5.48	08/12/13	227,500
2,147	CMP KC, LLC, (Cumulus) (Revolver) (c)	4.56 - 6.25	05/03/10	612,336
4,806	CMP KC, LLC, (Cumulus) (c)	4.56	05/03/11	1,058,316
7,396	CMP Susquehanna (Cumulus Media)	2.55 - 2.56	05/05/13	2,669,839
1,575	Cumulus Media, Inc.	2.31	06/11/14	674,423
647	LBI Media, Inc.	2.02	03/31/12	449,433
2,452	Multicultural Radio Broadcasting, Inc.	3.26 - 5.00	12/18/12	1,643,148
2,750	Multicultural Radio Broadcasting, Inc.	6.26	06/18/13	1,718,750
1,814	NextMedia Operating, Inc.	7.12 -7.17	11/15/12	876,539
2,014	NextMedia Operating, Inc. (e)(d)	9.17	11/15/13	407,912
1,405	NV Broadcasting, LLC (d)	5.25	11/01/13	400,343
2,000	NV Broadcasting, LLC (d)	8.75	11/01/14	350,000
288	Parkin Broadcasting, LLC	5.25	11/21/13	82,122
1,940	Regent Broadcasting, LLC	3.47	11/21/13	1,314,162
2,888	Spanish Broadcasting System, Inc.	2.97	06/10/12	903,600
				13,388,423

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Building Products (0.5%)
$2,022	Axia, Inc. (e)	5.00%	12/21/12	$556,052
2,507	Beacon Sales Acquisition, Inc.	2.52 - 3.44	09/30/13	1,949,304
614	Universal Building Products, Inc.	4.68 - 5.50	04/28/12	328,435
				2,833,791
	Cable/Satellite TV (3.5%)
12,477	Charter Communications Operating, LLC	5.18 - 9.25	03/06/14	10,419,194
3,125	Charter Communications Operating, LLC	6.75	09/06/14	1,992,188
2,233	DIRECTV Holdings, LLC	5.25	04/13/13	2,143,103
1,431	Knology, Inc.	2.75	06/30/12	1,207,928
259	MCC Iowa (Mediacom), LLC	1.97	03/31/10	243,151
2,913	MCC Iowa (Mediacom), LLC	2.22	01/31/15	2,481,833
1,310	RCN Corporation	3.50	05/25/14	1,056,515
				19,543,912
	Casino/Gaming (7.0%)
2,613	BLB Worldwide, Inc. (e)	6.50	08/23/11	809,878
2,333	BLB Worldwide, Inc. (d)	6.50	07/18/12	180,833
2,500	Cannery Casino Resorts, LLC	4.77	05/18/14	1,125,000
7,298	Cannery Casino Resorts, LLC	2.75 - 2.81	05/18/13	6,020,894
1,728	CCM Merger Corp.	8.50	07/13/12	954,478
1,127	Golden Nugget, Inc.	2.52 - 2.57	06/30/14	445,273
330	Greektown Casino, LLC (d)	5.00	12/03/12	68,116
4,164	Greektown Holdings, LLC	16.75	06/01/09	3,487,283
1,348	Green Valley Ranch Gaming, LLC	2.55 - 4.00	02/16/14	553,076
18,686	Harrah's Operating Company, Inc. (c)	9.25	01/28/16	2,915,071
5,437	Harrah's Operating Company, Inc. (c)(e)	10.00	01/28/18	848,121
5,394	Las Vegas Sands, LLC / Venetian Casino Resort, LLC	2.27	05/23/14	2,939,653
2,461	Magnolia Hill, LLC	3.76 - 3.81	10/30/13	2,141,336
4,948	New World Gaming Partners Holdings, Ltd.	3.94	09/30/14	2,266,146
2,000	New World Gaming Partners Holdings, Ltd.	6.94	03/31/15	411,876
4,389	Venetian Macau, Ltd.	2.77	05/25/12	2,884,597
3,711	Venetian Macau, Ltd.	2.77	05/25/13	4,410,878
3,000	Wynn Resorts (Macau) S.A	5.26	06/21/10	2,070,000
5,068	Yonkers Racing Corp.	10.50	08/12/11	4,751,353
				39,283,862
	Cellular Telephone (0.0%)
187	Crown Castle Operating Co.	2.02	03/06/14	167,222

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Chemicals: Major Diversified (1.9%)
$1,121	Cristal Inorganic Chemicals US, Inc.	3.47%	05/15/14	$657,836
2,593	Ferro Corp.	6.50 - 7.22	06/06/12	1,912,488
430	Hexion Specialty Chemicals, Inc.	3.50 - 3.69	05/05/13	124,716
6,832	Hexion Specialty Chemicals, Inc.	3.50	05/06/13	2,398,402
3,899	Ineos Holdings, Ltd. (United Kingdom)	7.50	12/16/13	1,452,472
3,898	Ineos Holdings, Ltd. (United Kingdom)	8.00	12/23/14	1,452,070
2,089	Lucite International US FINCO LLC (United Kingdom)	3.43	07/07/13	1,776,067
452	Lyondell Chemical Company	5.94 - 13.00	12/15/09	324,953
2,210	LyondellBasell Cam Exchange	5.75 - 7.00	12/22/14	513,845
				10,612,849
	Chemicals: Specialty (4.6%)
1,970	Arizona Chemical Co.	2.52	02/28/13	1,462,414
918	Bond US Holdings, Inc.	3.98	07/10/14	431,303
2,500	Brenntag Holding GmbH & Co. KG (Germany)	2.55 - 3.50	01/17/14	1,837,500
500	Brenntag Holding GmbH & Co. KG (Germany)	5.50	07/17/15	288,750
2,541	FiberVision Delaware Corporation	4.02	03/31/13	1,842,401
491	Foamex, L.P. (d)	4.34 - 5.50	02/12/13	138,408
9,306	Huntsman International, LLC	2.27	04/19/14	6,206,545
1,171	ISP Chemco, Inc.	2.13 - 3.00	06/04/14	999,415
129	JohnsonDiversey, Inc.	3.18	12/16/10	117,769
166	JohnsonDiversey, Inc.	3.18	12/16/11	150,819
5,017	Kraton Polymers, LLC	3.44	05/12/13	3,127,377
1,275	MacDermid, Inc.	2.52	04/12/14	781,214
535	Nusil Technology, LLC	2.77	10/24/13	494,431
3,237	OMNOVA Solutions, Inc.	3.02 - 3.76	05/22/14	2,355,222
4,652	PQ Corp.	4.43 - 4.47	07/30/14	2,808,853
2,967	Solutia, Inc.	8.50	02/28/14	1,956,291
1,777	Univar, Inc.	4.22	10/10/14	956,295
				25,955,007
	Computer Communications (0.1%)
331	Vertafore, Inc.	5.50	01/31/12	281,208
	Computer Software & Services (2.7%)
2,089	Infor Enterprise Solutions Holdings, Inc.	4.27	07/28/12	1,264,018
2,255	Kronos, Inc.	3.47	06/11/14	1,623,371
1,400	Kronos, Inc.	6.97	06/11/15	718,666
1,517	Network Solutions, LLC	3.02 - 3.72	03/07/14	940,822
2,595	Open Solutions, Inc.	3.26	01/23/14	1,375,262
2,338	Open Text Corp.	2.77	10/02/13	2,133,267

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$975	Stratus Technologies, Inc.	4.99%	03/29/11	$536,250
5,688	SunGard Data Systems, Inc.	2.28 - 6.75	02/28/14	4,886,686
2,190	Verint Systems, Inc.	3.81	05/25/14	1,341,218
				14,819,560
	Construction Materials (0.2%)
1,793	Building Materials Holding Corp	6.75 - 8.25	11/10/11	627,547
755	Contech Construction Products, Inc.	2.54	01/31/13	349,096
				976,643
	Consumer Sundries (4.2%)
901	American Safety Razor Co.	3.02 - 3.68	07/31/13	721,120
1,500	American Safety Razor Co.	6.77	01/30/14	997,500
1,400	Amscan Holdings, Inc.	4.10	05/25/13	1,099,000
3,269	Bare Escentuals Beauty, Inc.	2.78	02/18/12	2,860,033
4,036	Bausch and Lomb, Inc.	3.77 - 4.47	04/24/15	3,466,019
1,000	Huish Detergents, Inc.	4.75	10/26/14	787,500
288	KIK Custom Products, Inc. (Canada)	2.78	05/31/14	132,409
1,682	KIK Custom Products, Inc.	2.78	05/31/14	772,385
800	KIK Custom Products, Inc.	5.52	11/30/14	139,000
3,395	Levlad, LLC	4.50	03/07/14	911,003
3,114	Marietta Intermediate Holding Corp. (e)	5.52	11/30/10	622,857
451	Philosophy, Inc.	2.52	03/16/14	273,877
2,132	Prestige Brands, Inc.	2.77	04/06/11	1,935,180
5,938	Spectrum Brands, Inc.	6.04 - 8.32	03/30/13	4,267,989
398	Vi-Jon, Inc.	2.80	04/24/14	350,138
2,619	WKI Holding Company	4.50 - 8.25	03/31/12	1,898,738
3,462	Yankee Candle Co., Inc.	4.50 - 6.25	02/06/14	2,304,875
				23,539,623
	Consumer/Business Services (1.6%)
3,120	Advantage Sales & Marketing, Inc.	2.51 - 2.52	03/29/13	2,595,093
5,000	Aramark Corp.	3.10 - 4.06	01/26/14	4,356,250
985	SMG Holdings, Inc.	3.50 - 4.78	07/27/14	792,925
1,888	VNU, Inc.	2.53	08/09/13	1,477,781
				9,222,049
	Containers/Packaging (2.9%)
2,841	Anchor Glass Container Corp.	6.75	06/20/14	2,464,374
1,975	Berlin Packaging, LLC	3.52 - 4.89	08/17/14	1,599,750
920	Berry Plastics Group Corp.	2.53	04/03/15	623,966
556	Consolidated Container Co., LLC	2.77	03/28/14	355,074

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$2,357	Graham Packaging Co.	2.75 - 6.31%	10/07/11	$2,022,087
2,514	Graphic Packaging International Corp.	2.48 - 3.44	05/16/14	2,160,197
3,128	Kranson Industries, Inc.	2.77 - 5.00	07/31/13	2,575,227
1,015	Nexpak Corp. (Revolver) (c)(d)	6.50	03/31/07	377,658
4,196	Nexpak Corp. (c)(d)	6.50 - 8.50	03/31/07	601,656
2,932	Packaging Dynamics Operating Co.	2.52	06/09/13	1,759,296
2,022	Pertus Sechzehnte GMBH (Germany)	2.89	06/13/15	892,409
2,022	Pertus Sechzehnte GMBH (Germany)	3.14	06/13/16	892,409
800	Tegrant Holding Corp.	6.72	03/08/15	106,666
				16,430,769
	Discount Stores (0.7%)
4,000	Dollar General Corp.	3.27 - 3.92	07/06/14	3,558,888
223	Savers, Inc. (Canada)	3.25	08/11/12	193,143
244	Savers, Inc.	3.25	08/11/12	211,305
				3,963,336
	Diversified Manufacturing (0.8%)
230	Arnold Magnetic Technologies Corp. (c)	7.50	03/07/11	175,157
950	Arnold Magnetic Technologies Corp. (c)	7.75 - 8.50	03/06/12	741,493
985	GSI Holdings, LLC	4.44	08/01/14	591,000
2,023	MW Industries, Inc. (c)	4.83 - 6.58	11/01/13	1,505,125
1,961	Wire Rope Corporation of America, Inc.	3.71	02/08/14	1,186,326
602	X-Rite, Inc.	7.75	10/24/12	480,121
				4,679,222
	Drugstore Chains (0.4%)
3,067	Rite Aid Corp.	2.27 - 6.00	06/04/14	2,098,704
	Education (1.5%)
1,756	Bright Horizons Family Solutions, Inc.	6.25 - 7.50	05/28/15	1,334,471
2,513	Cengage Learning Holdings II, L.P.	3.02	07/03/14	1,708,812
1,138	Educate Services, Inc.	4.50 - 6.01	06/14/13	796,807
1,429	Educate Services, Inc.	6.47	06/14/14	571,429
4,334	Education Management, LLC	3.00	06/01/13	3,732,380
				8,143,899
	Electric Utilities (0.3%)
404	Mach Gen, LLC	3.48	02/22/13	303,277
2,000	Primary Energy Holdings, LLC	4.97	08/24/09	1,565,000
				1,868,277

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electronic Components (1.0%)
$720	Butterfly Wendel US, Inc.	2.76%	06/22/14	$486,533
719	Butterfly Wendel US, Inc.	3.26	06/22/15	486,376
2,479	CommScope, Inc.	3.02 - 3.72	12/27/14	2,136,707
2,985	Contec, LLC	6.53	08/01/14	2,223,825
				5,333,441
	Electronic Production Equipment (0.2%)
1,282	Edwards, Ltd. (Cayman Islands)	2.52	05/31/14	776,923
545	Edwards, Ltd. (Cayman Islands)	6.27	11/30/14	231,818
				1,008,741
	Entertainment & Leisure (1.7%)
2,425	24 Hour Fitness, Inc.	3.02 - 3.93	06/08/12	1,236,750
4,557	Bombardier Recreational Products Inc. (Canada)	3.59 - 3.77	06/28/13	1,908,228
679	Cedar Fair, L.P.	2.52	08/30/12	586,706
2,726	Fender Musical Instruments Corp.	2.75 - 3.47	06/09/14	1,158,684
801	Gibson Guitar Corp.	3.47	12/29/13	672,744
2,906	Mets Limited Partnership	2.52	07/25/10	2,644,200
2,568	Sunshine Acquistion, Ltd.	3.49	03/20/12	1,251,750
				9,459,062
	Environmental Services (0.2%)
1,398	Environmental Systems Products Holdings, Inc.	13.50	09/12/12	1,300,278
447	Environmental Systems Products Holdings, Inc. (c)(e)	18.00	03/31/15	—
				1,300,278
	Finance (0.3%)
2,456	C. G. JCF Corp.	3.52	08/01/14	1,669,823
	Finance - Commercial (3.5%)
2,438	Dollar Financial Corp., Inc.	3.97	10/30/12	1,170,000
1,573	First American Payment Systems, L.P.	3.56 - 4.81	10/06/13	1,116,919
4,456	First Data Corporation	3.27	09/24/14	3,018,949
3,498	iPayment, Inc.	2.51 - 3.23	05/10/13	1,894,901
4,786	LPL Holdings, Inc.	2.27 - 2.97	06/29/15	3,948,406
1,000	National Processing Group, Inc.	7.93	09/29/14	250,000
2,571	National Processing Group, Inc.	4.43	09/29/12	1,362,529
4,740	Oxford Acquisition III, Ltd.	2.88	05/12/14	1,232,469
2,015	Riskmetrics Group Holdings, LLC	3.22	01/11/14	1,803,074
5,051	RJO Holdings Corp.	3.54	07/12/14	2,163,631
2,000	RJO Holdings Corp.	7.29	07/12/15	150,000
2,244	Transfirst Holdings, Inc.	4.21	06/15/14	942,604

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,625	Transfirst Holdings, Inc.	7.46%	06/15/15	$568,750
				19,622,232
	Financial Publishing (0.4%)
1,782	Merrill Communications, LLC	2.77 - 3.51	12/24/12	1,184,998
2,000	Merrill Communications, LLC	7.76	11/15/13	800,000
				1,984,998
	Food Distributors (2.0%)
1,883	Acosta Sales Co., Inc.	2.77	07/29/13	1,600,272
3,573	BE Foods Investments, Inc.	6.29	07/11/12	2,501,350
1,657	Coleman Natural Foods, LLC	8.11 - 8.31	08/22/12	1,192,869
1,023	Coleman Natural Foods, LLC (e)	11.96	08/22/13	485,971
4,761	DCI Cheese Company, Inc.	4.47	08/07/13	2,856,430
2,461	FSB Holdings, Inc.	2.81 - 4.06	09/29/13	2,092,028
1,000	FSB Holdings, Inc.	6.31	03/29/14	500,000
				11,228,920
	Food Retail (0.6%)
3,773	Roundy's Supermarkets, Inc.	3.27 - 3.29	11/03/11	3,339,438
	Food: Major Diversified (0.8%)
1,077	B&G Foods, Inc. (e)	3.26	02/23/13	985,093
3,731	Dole Food Co., Inc.	2.79 - 8.00	04/12/13	3,469,693
				4,454,786
	Food: Specialty Candy (0.8%)
1,952	Farley's & Sathers Candy Co.	4.27 - 6.00	06/15/10	1,747,299
2,941	Wrigley Jr. Co.	6.50	10/06/14	2,912,995
				4,660,294
	Foods & Beverages (1.7%)
1,260	Birds Eye Foods, Inc.	2.97	03/22/13	1,143,297
1,357	Bolthouse Farms, Inc.	2.75	03/22/13	1,157,061
3,481	PBM Products, LLC	2.77	09/29/12	2,959,271
3,468	Pinnacle Foods Holding Corp.	3.25	04/02/14	2,853,894
2,489	Smart Balance, Inc.	4.23	05/18/14	2,140,211
				10,253,734
	Healthcare (4.0%)
3,620	American Medical Systems, Inc.	2.81	07/20/12	3,285,373
1,995	Biomet, Inc.	3.44 - 4.22	07/20/12	1,803,860
863	Genoa Healthcare Group, LLC	6.00	08/10/12	658,329
4,195	HCR Healthcare, LLC	3.05	08/10/12	3,124,954

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,762	HealthCare Partners	2.27%	10/31/13	$1,520,122
4,880	HealthSouth Corp.	3.05	03/10/13	4,316,751
3,240	Multiplan, Inc.	3.06	04/12/13	2,686,449
1,608	Surgical Care Affiliates, LLC	3.22	12/29/14	1,053,061
2,995	United Surgical Partners International, Inc.	2.55 - 3.16	04/19/14	2,507,994
2,222	Viant Holdings, Inc.	3.47	06/25/14	1,299,666
				22,256,559
	Home Furnishings (0.8%)
2,452	Brown Jordan International, Inc.	4.52 - 6.25	04/30/12	1,961,346
1,996	Generation Brands, LLC	7.75	12/20/12	1,031,481
2,013	Generation Brands, LLC	8.49	06/20/13	427,721
471	Hunter Fan Co.	7.30	10/16/14	83,529
437	Mattress Holdco, Inc.	2.77	01/18/14	100,437
297	National Bedding Co.	2.56 - 4.25	02/28/13	144,534
2,500	National Bedding Co.	5.56	02/28/14	712,500
				4,461,548
	Home Building (0.5%)
1,051	NLV Holdings, LLC (e)	6.52	05/09/12	630,557
3,430	Rhodes Ranch General Partnership (e)(d)	7.50	11/21/10	1,143,477
20	Shea Capital, LLC	3.80 - 4.50	10/27/11	14,274
1,200	Standard Pacific Corp.	3.00	05/05/13	588,000
982	Yellowstone Development, LLC (d)	4.63	09/30/10	265,248
				2,641,556
	Hospital/Nursing Management (4.8%)
11,330	Community Health Systems, Inc.	2.77 - 3.51	07/25/14	9,820,185
12,802	HCA, Inc.	3.22	11/17/12	11,101,161
5,040	Health Management Associates, Inc.	2.97	02/28/14	4,102,939
1,925	Sun Healthcare Group, Inc.	3.16 - 3.63	04/19/14	1,649,452
402	Sun Healthcare Group, Inc.	3.22	04/21/14	344,636
				27,018,373
	Hotels/Resorts/Cruiselines (d) (0.1%)
34	Kuilima Resort Company (c)(e)	25.48	10/01/08	0
1,640	Kuilima Resort Company	7.00	09/30/10	651,088
1,340	Kuilima Resort Company (c)(e)	17.48	09/30/11	0
				651,088
	Industrial Machinery (0.7%)
650	Gleason, Inc.	3.88 - 6.25	06/30/13	554,075
1,952	Goodman Global, Inc.	6.50	02/13/14	1,670,702

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$1,068	LN Acquisition Corp.	4.37%	07/11/14	$867,697
2,955	Mold - Masters Luxembourg Holdings S.A.R.L. (Canada)	5.38	10/11/14	1,085,963
				4,178,437
	Industrial Specialties (1.4%)
4,621	Metokote Corp.	3.53 - 4.18	11/27/11	2,830,343
5,455	Panolam Industrial International, Inc. (Canada)	5.00	09/30/12	3,136,697
2,074	Sensus Metering Systems, Inc.	2.55 - 3.26	12/17/10	1,876,891
				7,843,931
	Insurance Brokers (0.7%)
4,063	Alliant Holdings I, Inc.	4.23	08/21/14	3,006,713
475	HMSC Holdings Corp.	2.77	04/03/14	258,240
444	HMSC Holdings Corp.	6.02	10/03/14	128,889
928	U.S.I. Holding Corp.	3.97	05/05/14	556,750
				3,950,592
	Insurance Services (1.2%)
1,649	Applied Systems, Inc.	3.72 - 3.68	09/26/13	1,331,935
377	Audatex North America, Inc.	3.13	05/16/14	329,342
9,212	Conseco, Inc.	6.50	10/10/13	2,993,924
2,170	Crawford & Co.	3.72	10/30/13	1,811,652
327	Mitchell International, Inc.	3.25	03/28/14	236,017
125	Mitchell International, Inc.	6.50	03/30/15	67,813
				6,770,683
	Investment Managers (0.5%)
2,213	Grosvenor Capital Management Holdings, L.P.	2.50 - 3.27	12/05/13	1,294,444
295	Munder Capital Management	2.52	12/29/12	221,499
2,687	Nuveen Investments, Inc.	3.52 - 4.23	11/13/14	1,518,236
				3,034,179
	Medical Specialties (2.1%)
968	Accellent, Inc.	3.76	11/22/12	778,838
2,262	AGA Medical Corp.	2.57 - 3.69	04/28/13	1,849,199
849	CONMED Corp.	2.02	04/12/13	696,089
2,963	DJO Finance, LLC	3.52 - 4.22	05/20/14	2,529,975
5,311	Inverness Medical Innovations, Inc.	2.51 - 3.23	06/26/14	4,678,822
1,143	VWR International, Inc.	3.02	06/29/14	943,809
				11,476,732

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Medical/Nursing Services (0.4%)
$916	Golden Living, LLC	3.27%	03/14/11	$797,085
463	National Renal Institutes, Inc.	3.75 - 6.25	03/31/13	247,972
2,000	Select Medical Corp. (Revolver)	2.50 - 4.75	02/24/11	1,420,000
				2,465,057
	Miscellaneous Commercial Services (0.4%)
430	Atlantic Marine Holding Company	4.81	03/22/14	361,593
760	InfrastruX Group, Inc. (e)	4.77	11/03/12	647,163
2,062	NCO Financial Systems, Inc.	4.78 - 7.50	05/15/13	1,376,227
				2,384,983
	Miscellaneous Manufacturing (0.2%)
1,237	Tidi Products, LLC (c)	3.51 - 5.25	12/29/11	915,639
500	Tidi Products, LLC (c)	5.01	06/29/12	370,000
				1,285,639
	Movies/Entertainment (2.5%)
2,101	AMC Entertainment, Inc.	2.02	01/26/13	1,882,537
2,437	Cinemark USA, Inc.	2.28 - 2.99	10/05/13	2,215,948
881	Metro-Goldwyn Mayer Studios, Inc. (revolver)	2.75 - 5.00	04/08/10	361,115
13,306	Metro-Goldwyn Mayer Studios, Inc.	3.77	04/08/12	6,010,071
2,509	Panavision, Inc.	4.67 - 7.03	03/30/11	1,505,352
1,359	Regal Cinemas Corp.	4.97	10/28/13	1,260,669
857	Ticketmaster	4.23	07/25/14	758,571
				13,994,263
	Oil & Gas Pipelines (0.2%)
1,368	Targa Resources, Inc.	2.52 - 3.22	10/31/12	1,057,770
	Oil Refining/Marketing (0.8%)
1,200	CDX Funding, LLC (d)	7.50	03/31/13	495,000
6,129	Western Refining, Inc.	8.25	05/30/14	4,071,467
				4,566,467
	Other Metals/Minerals (0.2%)
461	Novelis, Inc. (Canada)	2.52	07/06/14	292,447
1,013	Novelis, Inc.	3.22	07/06/14	643,390
				935,837
	Pharmaceuticals: Major (0.4%)
3,275	Catalent Pharma Solutions, Inc.	2.77	04/10/14	2,079,625

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Printing/Publishing (3.5%)
$481	Ascend Media Holdings, LLC (d)	10.25%	01/31/12	$120,253
2,647	Dex Media West, LLC	7.00	10/24/14	1,215,442
2,992	Endurance Business Media, Inc.	4.75	07/26/13	2,139,042
1,714	Endurance Business Media, Inc. (c)	9.25	01/26/14	57,429
2,400	Gatehouse Media, Inc.	2.52 - 2.54	08/28/14	487,999
3,818	Hanley Wood, LLC	2.77 - 2.81	03/08/14	1,173,991
3,131	Idearc, Inc. (d)	6.25	11/17/14	1,209,249
978	Intermedia Outdoor, Inc.	4.22	01/31/13	586,500
1,102	Knowledgepoint 360 Group, LLC	4.49	04/14/14	854,302
1,985	Local Insight Regatta Holdings, Inc.	6.25 - 7.75	04/23/15	714,600
5,283	MC Communications, LLC (e)	13.50	12/31/10	1,717,014
1,465	Medimedia USA, Inc.	2.77 - 6.13	10/05/13	1,080,395
1,970	Nelson Education, Ltd.	3.72	07/05/14	1,132,750
1,000	Nelson Education, Ltd.	7.22	07/05/15	475,000
1,798	Summit Business Media Intermediate Holding Co., LLC	4.75	07/06/14	854,216
12,344	Tribune Company (d)	5.25	05/19/14	3,332,813
18,286	Tribune Company (d)(c)	8.25	12/20/15	274,286
4,000	Yell Group PLC (United Kingdom)	3.52	10/27/12	2,270,000
				19,695,281
	Property/Casualty Insurance (0.2%)
1,965	AmWins Group, Inc.	3.76 - 3.79	06/08/13	1,179,000
	Publishing: Books/Magazines (2.2%)
7,737	American Media Operations, Inc.	10.00	01/13/13	3,881,200
4,813	Cygnus Business Media, Inc. (d)	5.75	07/13/09	2,646,875
4,437	F&W Publications, Inc.	3.50	08/05/12	1,497,614
1,771	F&W Publications, Inc.	3.48 - 5.48	02/05/13	282,559
2,209	Network Communications, Inc.	3.62 - 4.62	11/30/12	1,269,976
1,706	Penton Media, Inc.	6.17	02/01/14	183,382
953	Proquest-CSA, LLC	3.02	02/10/14	805,567
1,180	R.H. Donnelley, Inc.	6.75	06/30/11	521,045
2,638	Readers Digest Association, Inc.	3.27 - 3.33	03/02/14	686,000
805	Source Media, Inc.	5.52	11/08/11	414,765
396	Thomas Nelson, Inc.	8.75	06/12/12	108,979
				12,297,962
	Pulp & Paper (1.1%)
4,248	Georgia Pacific Corp.	2.52 - 3.29	12/20/12	3,757,195
1,805	NewPage, Corp.	4.31 - 5.00	12/19/14	1,241,540
3,807	White Birch Paper Co. (Canada)	3.97	05/08/14	1,205,569
				6,204,304

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Real Estate - Industrial/Office (0.2%)
$1,760	LNR Property Corp.	4.00%	07/12/11	$957,000
	Real Estate Development (1.5%)
3,000	Capital Automotive, L.P.	2.25	12/16/10	1,620,000
4,446	Ginn-LA CS Borrower, LLC (d)	6.20 - 7.75	06/08/11	505,733
2,000	Ginn-LA CS Borrower, LLC (d)(c)	10.20	06/08/12	4,000
3,236	Landsource Communities Development, LLC (e)	8.25	05/31/09	760,378
454	Landsource Communities Development, LLC (revolver)	4.00 - 9.50	05/31/09	425,107
1,978	London Arena & Waterfront Finance, LLC (United Kingdom)	3.78	03/08/12	1,503,542
1,272	South Edge, LLC (d)	5.25	10/31/08	238,501
2,973	Tamarack Resort, LLC (d)	2.70 - 7.50	05/19/11	1,189,200
729	WCI Communities, Inc.	8.25	09/24/09	636,818
3,747	WCI Communities, Inc.	5.75	12/23/10	1,606,591
				8,489,870
	Recreational Products (0.4%)
1,930	Mega Brands, Inc. (Canada)	8.75	07/26/12	603,125
618	Playcore Holdings, Inc.	3.75 - 4.75	02/21/14	448,341
1,665	True Temper Sports, Inc.	5.50 - 6.50	03/15/11	1,104,311
				2,155,777
	Restaurants (1.2%)
2,529	Arby's Restaurant Group, Inc.	6.75	07/25/12	2,267,279
367	CBRL Group, Inc.	2.00	04/27/13	316,433
1,123	Center Cut Hospitality, Inc.	3.75	07/06/14	645,643
2,436	NPC International, Inc.	2.26 - 3.18	05/03/13	2,045,963
129	OSI Restaurant Partners, LLC	3.57 - 4.50	06/14/13	70,376
1,517	OSI Restaurant Partners, LLC	2.81	06/14/14	828,549
742	Sagittarius Restaurants, LLC	9.50	03/29/13	281,921
				6,456,164
	Retail - Specialty (1.4%)
250	General Nutrition Centers, Inc. (revolver)	2.00 - 2.56	03/16/12	168,750
2,333	General Nutrition Centers, Inc.	2.78 - 3.69	09/16/13	1,722,169
2,983	Guitar Center, Inc.	4.02 - 4.07	10/09/14	1,780,018
3,464	Nebraska Book Co.	7.22 - 9.25	03/04/11	2,909,827
1,453	Sally Holdings, Inc.	2.77 - 3.51	11/16/13	1,244,878
				7,825,642
	Semiconductors (0.3%)
2,126	On Semiconductor Corp.	2.27	09/03/13	1,541,275

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Services to the Health Industry (1.4%)
$2,033	CDI Acquisition Sub, Inc.	4.72%	12/31/10	$1,748,363
1,310	Concentra, Inc.	3.47	06/25/14	792,550
1,883	Emdeon Business Services, LLC	2.52 - 3.22	11/16/13	1,597,128
2,771	Harlan Sprague Dawley, Inc.	3.02 - 3.06	07/11/14	1,995,142
2,412	Sterigenics International, Inc.	4.18 - 4.50	11/21/13	1,905,194
				8,038,377
	Telecommunications (1.5%)
688	DRI Holdings, Inc. (Canada)	3.96 - 4.22	07/03/14	412,903
1,292	DRI Holdings, Inc.	4.22	07/03/14	775,290
321	Global Tel*Link Corp.	9.00	02/14/13	274,074
1,129	Hawaiian Telecom Communications, Inc.	4.75	06/01/14	524,351
3,958	KMC Telecom, Inc. (c)(d)(h)	9.91	06/30/10	20,581
2,500	Level 3 Communications, Inc.	2.81 - 3.51	03/13/14	1,890,000
1,134	NuVox Transition Subsidiary, LLC	3.81	05/31/14	916,539
2,230	Sorenson Communications, Inc.	3.02	08/16/13	1,959,308
1,532	Time Warner Telecom, Inc.	2.52	01/07/13	1,382,996
				8,156,042
	Textiles (0.7%)
1,277	Polymer Group, Inc.	2.78 - 3.49	11/22/12	1,024,758
1,739	St. John Knits International, Inc.	9.00	03/21/12	1,174,005
1,833	Varsity Brands, Inc.	4.00	02/22/14	1,594,950
				3,793,713
	Tobacco (0.0%)
269	MAFCO Finance Corp.	2.52 - 2.56	12/08/11	220,067
	Transportation (1.5%)
468	Helm Holding Corp.	2.77 - 2.81	07/08/11	374,479
1,487	JHCI Acquisition, Inc. (Jacobson Companies)	3.02	06/19/14	851,273
533	JHCI Acquisition, Inc. (Jacobson Companies)	6.02	12/19/14	204,444
2,178	Kenan Advantage Group, Inc.	3.52	12/16/11	1,775,291
345	Rail America, Inc. (RR Acquistion) (Canada)	5.44	08/14/09	308,357
5,322	Rail America, Inc. (RR Acquistion)	5.44	08/14/09	4,763,309
				8,277,153
	Utilities (5.1%)
471	Bicent Power LLC	3.22	06/30/14	327,521
5,408	Boston Generating, LLC	2.32 - 2.77	12/20/13	3,254,845
10,678	Calpine Corp.	4.10	03/29/14	8,185,584
671	Covanta Energy Corp.	2.06 - 2.59	02/09/14	592,390

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$3,609	FirstLight Power Resources, Inc.	3.75%	11/01/13	$3,163,512
2,400	FirstLight Power Resources, Inc.	5.75	05/01/14	1,632,000
5,825	NRG Energy, Inc.	2.72 - 2.82	02/01/13	5,258,129
6,453	Texas Competitive Electric Holdings	4.02 -4.03	10/14/14	4,278,194
83	TPF Generation Holdings, LLC	3.22	12/15/11	74,770
1,036	TPF Generation Holdings, LLC	2.52 - 3.46	12/15/13	937,850
1,333	TPF Generation Holdings, LLC	4.77	12/15/14	950,000
				28,654,795
	Waste Management (0.4%)
424	Energy Solutions - Duratek	4.15	06/07/13	377,222
176	EnergySolutions, LLC	2.77	05/28/13	156,730
942	EnergySolutions, LLC	2.77 - 4.15	06/07/13	838,491
2,596	LVI Services, Inc.	4.52	11/16/11	1,097,010
				2,469,453
	Wireless Telecommunications (0.5%)
3,000	Asurion Corp.	3.53 - 4.24	07/03/14	2,567,499
	Total Variable Rate Senior Loan Interests (Cost $955,328,687)			583,528,427
	Senior Notes (0.4%)
	Building Products (0.2%)
1,500	Compression Polymers Corp.	8.56	07/01/12	862,500
	Chemicals: Major Diversified (0.2%)
810	Wellman, Inc. (c)	5.00	01/30/19	810,000
	Pulp & Paper (0.1%)
1,333	Verso Paper Holdings - 144A (a)	4.92	08/01/14	393,235
	Telecommunications (0.1%)
5,824	KMC Telecom, Inc. (Acquired between 07/25/03 and 09/15/06, Cost $5,088,864) (c)(d)(g)(h)	9.91	06/30/11	30,285
2,552	KMC Telecom, Inc. (Acquired between 07/25/03 and 09/15/06, Cost $2,245,641) (c)(g)(h)	10.16	06/30/11	13,271
1,000	Qwest Corp.	5.25	06/15/13	750,000
				793,556
	Total Senior Notes (cost $15,040,645)			2,859,291

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Non-Convertible Preferred Stock (c)(f) (0.0%)
	Environmental Services
3,414	Environmental Systems Products Holdings, Inc. (cost $85,350)	$0
	Common Stocks (c)(f) (0.4%)
	Automotive Aftermarket (0.0%)
6,793	Safelite Realty Corp. (Acquired 09/29/00, Cost $3,958) (g)	0
	Casino/Gaming (0.0%)
7,216	Aladdin Gaming Holdings, LLC (0.72% Ownership Interest, Acquired 09/01/04, Cost $4,330) (g)	2,728
	Chemicals: Major Diversified (0.1%)
584	Wellman, Inc. (Acquired 02/12/09, Cost $1,628,941) (c)	340,665
	Consumer Sundries (0.3%)
52,654	World Kitchen, Inc. (Acquired 01/31/03, Cost $138,363) (g)	1,502,745
	Containers/Packaging (0.0%)
70	Nexpak Holdings, LLC (Acquired 01/01/05, Cost $6,411,773) (g)	0
	Environmental Services (0.0%)
7,453	Environmental Systems Products Holdings, Inc. (Acquired 09/12/07, Cost $0)	0
	Telecommunications (0.0%)
11,689,637	KMC Telecom, Inc. (Acquired 07/25/03, Cost $0) (g)	0
	Total Common Stocks (cost $8,187,365)	1,846,138

NUMBER OF WARRANTS		EXPIRATION DATE
	Warrants (f)(g) (0.0%)
	Construction Materials (0.0%)
10,161	Building Materials Holding Corp. (Acquired 10/03/08)	09/30/15	0
	Internet Software/Services (0.0%)
98,655	Mobile Pro Corp. (Acquired 11/12/04) (c)	11/15/09	0
	Total Warrants (cost $0)		0

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Portfolio of Investments  ■  March 31, 2009 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS			VALUE
	Short-Term Investment (4.6%)
	Repurchase Agreement
$25,465	State Street Bank (0.01%, dated 03/31/09, due 04/01/09; proceeds $25,465,052); fully collateralized by Government Obligations at the date of this Portfolio of Investments as follows: U.S Treasury Bill 0.17% due 05/28/09; valued at $25,977,802 (Cost $25,465,045)		$25,465,045
	Total Investments (Cost $1,004,107,092) (i)(j)	109.8%	613,698,901
	Borrowings	(9.5)	(53,091,808)
	Liabilities in Excess of Other Assets	(0.3)	(1,499,185)
	Net Assets	100.0%	$559,107,908

  (a)  Resale is restricted to qualified institutional investors.

  (b)  Interest rates shown are those in effect at March 31, 2009.

  (c)  Securities with total market value equal to $13,176,562 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees. Such fair value measurements may be Level 2 measurements if observable inputs are available. See Note 9.

  (d)  Non-income producing security; loan or note in default.

  (e)  Payment-in-kind security.

  (f)  Non-income producing securities.

  (g)  Resale is restricted. No transaction activity during the year.

  (h)  Issuer is liquidating loan.

  (i)  Securities have been designated as collateral in connection with unfunded loan commitments.

  (j)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

    The aggregate gross unrealized depreciation is $390,408,191.

Credit Default Swap Contract Open at March 31, 2009

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS	VALUE	CREDIT RATING OF REFERENCE OBLIGATION *
Goldman Sachs Credit Partners, L.P. Texas Competitive Electric Holdings Company LLC	Sell	$3,000	0.61%	June 20, 2010	$(290,620)	$—	$(290,620)	B-

  *  Credit Rating as issued by Standard and Poor's.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements

Statement of Assets and Liabilities

March 31, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $1,004,107,092)	$613,698,901
Cash	292,663
Receivable for:
Investments sold	8,828,829
Interest	2,875,867
Shares of beneficial interest sold	283,591
Periodic interest on swap contract	2,850
Prepaid expenses and other assets	402,381
Total Assets	626,385,082
Liabilities:
Unrealized loss on unfunded commitments (Note 6)	3,060,605
Unrealized depreciation on open swap contract	290,620
Payable for:
Borrowings	53,091,808
Investments purchased	9,090,375
Investment advisory fee	435,950
Dividends to shareholders	412,988
Administration fee	121,774
Transfer agent fee	117,415
Accrued interest expense	59,703
Accrued expenses and other payables	595,936
Total Liabilities	67,277,174
Net Assets	$559,107,908
Composition of Net Assets:
Paid-in-capital	$1,378,772,087
Net unrealized depreciation	(393,759,416)
Accumulated undistributed net investment income	608,745
Accumulated net realized loss	(426,513,508)
Net Assets	$559,107,908
Net Asset Value Per Share, 103,271,570 shares outstanding (unlimited shares authorized of $.01 par value)	$5.41

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statement of Operations

For the six months ended March 31, 2009 (unaudited)

Net Investment Income: Income
Interest	$26,689,061
Amendment, commitment and other loan fees	2,772,366
Total Income	29,461,427
Expenses
Investment advisory fee	2,737,317
Administration fee	768,429
Interest expense	509,844
Shareholder reports and notices	358,261
Transfer agent fees and expenses	235,475
Professional fees	212,748
Credit line fees	183,215
Custodian fees	58,888
Registration fees	28,894
Trustees' fees and expenses	6,368
Other	44,693
Total Expenses	5,144,132
Less: expense offset	(2,770)
Net Expenses	5,141,362
Net Investment Income	24,320,065
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	(61,595,397)
Swap contract	42,750
Net Realized Loss	(61,552,647)
Change in Unrealized Appreciation/Depreciation on:
Investments	(163,038,400)
Swap contracts	(271,143)
Unfunded commitments	(1,190,172)
Net Change in Unrealized Appreciation/Depreciation	(164,499,715)
Net Loss	(226,052,362)
Net Decrease	$(201,732,297)

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED MARCH 31, 2009	FOR THE YEAR ENDED SEPTEMBER 30, 2008
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income	$24,320,065	$66,324,614
Net realized loss	(61,552,647)	(9,335,855)
Net change in unrealized appreciation/depreciation	(164,499,715)	(168,069,532)
Net Decrease	(201,732,297)	(111,080,773)
Dividends to shareholders from net investment income	(22,947,534)	(68,159,628)
Net decrease from transactions in shares of beneficial interest	(92,961,189)	(142,870,215)
Net Decrease	(115,908,723)	(322,110,616)
Net Assets:
Beginning of period	876,748,928	1,198,859,544
End of Period (Including accumulated undistributed net investment income of $608,745 and dividends in excess of net investment income of $763,786, respectively.)	$559,107,908	$876,748,928

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Financial Statements continued

Statement of Cash Flows

For the six months ended March 31, 2009 (unaudited)

Increase (Decrease) in Cash:
Cash Flows Provided by Operating Activities:
Net decrease in net assets from operations	$(201,732,297)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investments	(190,135,337)
Principal repayments/sales of investments	303,591,967
Purchases of short - term investments	(25,465,045)
Decrease in interest receivables and prepaid expenses and other assets	2,952,842
Decrease in accrued expenses and other payables	(413,161)
Amortization of loan fees	(129,001)
Net loan fees received	14,042
Accretion of discounts	(1,462,606)
Net realized loss on investments	61,595,397
Net realized gain on swap contract	(42,750)
Net change in unrealized appreciation/depreciation on investments	163,038,400
Net change in unrealized appreciation/depreciation on unfunded commitments	1,190,172
Net change in unrealized appreciation/depreciation on swap contract	271,143
Net Cash Provided by Operating Activities	113,273,766
Cash Flows Used for Financing Activities:
Shares of beneficial interest sold	21,413,494
Proceeds from bank borrowings	6,791,808
Shares tendered	(116,575,642)
Dividends from net investment income (net of reinvested dividends of $1,958,752)	(21,139,058)
Payment for bank overdraft	(3,386,855)
Accrued interest expense	(84,850)
Net Cash Used for Financing Activities	(112,981,103)
Net Increase in Cash	292,663
Cash at Beginning of Year	0
Cash at End of Year	$292,663
Supplemental Disclosure:
Cash Paid for Interest	$633,356

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2009 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Prime Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on August 17, 1989 and commenced operations on November 30, 1989.

The Trust offers and sells its shares to the public on a continuous basis. The Trust is authorized to make monthly repurchases for a portion of its outstanding shares of beneficial interest at the then current net asset value of such shares.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (2) Senior Loans for which quotations are unavailable are valued based on prices received from an independent pricing service that are calculated pursuant to a derived pricing methodology. The derived pricing methodology calculates a price for a Senior Loan by incorporating certain market information, including a Senior Loan's credit rating and interest rate, and comparing such information to Senior Loans in similar industries for which market information is available; (3) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (4) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (5) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (6) credit default swaps are marked-to-market daily based upon quotations from market makers; (7) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2009 (unaudited) continued

the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily except where collection is not expected. When the Trust buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Trust accrues the commitment fee over the expected term of the loan. When the Trust sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned.

C. Repurchase Agreements — The Trust may invest directly with institutions in repurchase agreements. The Trust's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

D. Senior Loans — The Trust invests primarily in Senior Loans to Borrowers. Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Some of the Trust's Senior Loans are "Revolver Loans." For these loans, the Trust commits to provide funding up to the face amount of the loan. The amount drawn down by the borrower may vary during the term of the loan.

E. Federal Income Tax Policy — It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Trust files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Trust follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Trust recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended September 30, 2008 remains subject to examination by taxing authorities.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2009 (unaudited) continued

F. Swaps — The Trust adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivative and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No.45 ("FSP FAS 133-1" and "FIN 45-4"), effective December 31, 2008. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives.

The Trust may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Trust may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

The Trust accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap.

The Trust may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2009 (unaudited) continued

increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Trust will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or date specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Trust will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Trust with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Trust has an unrealized loss on a swap contract, the Trust has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. For cash collateral received, the Trust pays a monthly fee to the counterparty based on the effective rate for Federal Funds.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Trust pays Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.90% to the portion of the daily net assets not exceeding $500 million; 0.85% to the portion of the daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.825% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.80% to the portion of the daily net assets exceeding $2.5 billion, but not exceeding $3 billion; and 0.775% to the portion of the daily net assets in excess of $3 billion.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated daily and payable monthly, by applying the annual rate of 0.25% to the Trust's daily net assets.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2009 (unaudited) continued

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Trust.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/principal repayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 2009, aggregated $189,159,563 and $304,175,159 respectively.

Shares of the Trust are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. Pursuant to a Distribution Agreement between the Trust, the Investment Adviser and the Distributor, the Investment Adviser compensates the Distributor at an annual rate of 2.75% of the purchase price of shares purchased from the Trust. The Investment Adviser will compensate the Distributor at an annual rate of 0.10% of the value of shares sold for any shares that remain outstanding after one year from the date of their initial purchase. Any early withdrawal charge to defray distribution expenses will be charged to the shareholder in connection with shares held for four years or less which are accepted by the Trust for repurchase pursuant to tender offers. For the six months ended March 31, 2009, the Investment Adviser has informed the Trust that it received $1,136,576 in early withdrawal charges.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Trust's transfer agent.

At March 31, 2009, Morgan Stanley Alternative Opportunities Fund, an affiliate of the Investment Adviser, Administrator and Distributor, held 137,727 shares of beneficial interest of the Trust.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended March 31, 2009 included in "trustees' fees and expenses" in the Statement of Operations amounted to $2,913. At March 31, 2009, the Trust had an accrued pension liability of $56,259 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2009 (unaudited) continued

from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	SHARES	AMOUNT
Balance, September 30, 2007	137,448,192	$1,614,603,491
Shares sold	8,740,340	71,356,070
Shares issued to shareholders for reinvestment of dividends	1,914,303	16,135,148
Shares tendered (four quarterly tender offers)	(28,540,761)	(230,361,433)
Balance, September 30, 2008	119,562,074	1,471,733,276
Shares sold	3,936,725	21,570,883
Shares issued to shareholders for reinvestment of dividends	356,544	1,958,752
Shares tendered	(20,583,773)	(116,490,824)
Balance, March 31, 2009	103,271,570	$1,378,772,087

5. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.

6. Unfunded Loan Commitments

As of March 31, 2009, the Trust had unfunded loan commitments pursuant to the following loan agreements:

BORROWER	UNFUNDED COMMITMENT	UNREALIZED GAIN (LOSS)
Bausch & Lomb, Inc.	214,687	$(30,325)
Centennial Cellular Operating, Inc.	2,250,000	(286,875)
CMP KC, LLC	1,702,885	(1,217,239)
General Nutrition Centers, Inc.	2,250,000	(731,250)
Golden Nugget, Inc.	72,727	(44,000)
Greektown Holdings	82,856	(20,440)
Landsource Communities Development, LLC	212,816	(13,478)
Lyondell Chemical Company	90,355	(677)
Metro — Goldwyn Studios, Inc.	80,769	(47,654)
Select Medical Corp.	2,000,000	(580,000)
WCI Communities, Inc.	700,000	(88,667)
	9,657,095	$(3,060,605)

The total value of the security segregated for unfunded loan commitments was $9,850,237.

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2009 (unaudited) continued

7. Borrowings

The Trust has entered into a $175 million Amended and Restated Revolving Credit and Security Agreement to finance the repurchases of shares or to purchase additional securities for investment purposes. This revolving credit agreement is secured by the assets of the Trust.

In connection with this agreement, for the six months ended March 31, 2009, the Trust incurred fees of approximately $183,215. For the six months ended March 31, 2009, the average daily balance of borrowing under the Amended and Restated Revolving Credit and Security Agreement was $55,351,754 with a weighted average interest rate of 1.82%.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of September 30, 2008, thr Trust had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Trust's next year), tax adjustments and book amortization of discounts on revolver loans and term loans held by the Trust and interest on loans in default.

9. Fair Valuation Measurements

The Trust adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective October 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2009 (unaudited) continued

of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Trust's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Trust's investments carried at value:

		FAIR VALUE MEASUREMENTS AT MARCH 31, 2009 USING
	TOTAL	QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL ASSETS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in Securities	$613,698,901	—	$600,522,339	$13,176,562
Other Financial Instruments*	(290,620)	—	(290,620)	—
Total	$613,408,281	—	$600,231,719	$13,176,562

* Other financial instruments include swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

INVESTMENTS IN SECURITIES
Beginning Balance	$15,672,554
Net purchases (sales)	(2,649,821)
Transfers in and/or out	2,848,297
Change in unrealized appreciation/depreciation	(2,696,391)
Realized gains (losses)	1,923
Ending Balance	$13,176,562
Net change in unrealized appreciation/ depreciation from investments still held as of March 31, 2009	$(1,398,002)

Morgan Stanley Prime Income Trust

Notes to Financial Statements  ■  March 31, 2009 (unaudited) continued

10. Accounting Pronouncement

On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Trust's financial statements has not yet been determined.

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the Trust's financial statements.

Morgan Stanley Prime Income Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED SEPTEMBER 30,
	MONTHS ENDED
	March 31, 2009		2008	2007	2006	2005	2004
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$7.33		$8.72	$9.04	$9.12	$9.02	$8.59
Income (loss) from investment operations:
Net investment income	0.22		0.51	0.64	0.59	0.41	0.34
Net realized and unrealized gain (loss)	(1.93)		(1.38)	(0.32)	(0.08)	0.10	0.47
Total income (loss) from investment operations	(1.71)		(0.87)	0.32	0.51	0.51	0.81
Less dividends from net investment income	(0.21)		(0.52)	(0.64)	(0.59)	(0.41)	(0.38)
Net asset value, end of period	$5.41		$7.33	$8.72	$9.04	$9.12	$9.02
Total Return(1)	(23.34	)%(2)	(10.36)%	3.57%	5.74%	5.74%	9.65%
Ratios to Average Net Assets:
Total expenses (before expense offset)	1.67	%(3)	1.34%	1.24%	1.26%	1.30%	1.32%
Net investment income	7.91	%(3)	6.31%	7.12%	6.50%	4.45%	3.75%
Supplemental Data:
Net assets, end of period, in millions	$559		$877	$1,199	$1,133	$1,068	$1,116
Portfolio turnover rate	28	%(2)	45%	65%	62%	76%	94%

(1)  Does not reflect the deduction of early withdrawal charge. Calculated based on the net asset value as of the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan.

(2)  Not Annualized.

(3)  Annualized.

See Notes to Financial Statements

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

■  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

■  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

■  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

■  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

■  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service

Morgan Stanley Prime Income Trust

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

preferences, through the use of "cookies." "Cookies" recognize your computer each time your return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Trust. For more detailed information about the Trust, its fees and expenses and other pertinent information, please read its Prospectus. The Trust's Statement of Additional Information contains additional information about the Trust, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2009 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Prime Income Trust

Semiannual Report

March 31, 2009

XPISAN
IU09-02309P-Y03/09

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Prime Income Trust

/s/ Randy Takian
Randy Takian
Principal Executive Officer
May 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Ronald E. Robison
Principal Executive Officer
May 21, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 21, 2009